Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

In connection with the Quarterly Report of Green Plains Partners LP, or “the partnership”, on Form 10-Q for the fiscal quarter ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof, or “the report”, I, Todd A. Becker, President and Chief Executive Officer of the partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the partnership.

Date: August 2, 2018	/s/ Todd A. Becker
Todd A. Becker
President and Chief Executive Officer